SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2020

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
0.800% Senior Notes Due 2022	BKNG 22A	The NASDAQ Stock Market LLC
2.150% Senior Notes Due 2022	BKNG 22	The NASDAQ Stock Market LLC
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of Booking Holdings Inc. (the "Company") was held virtually on June 4, 2020 at www.virtualshareholdermeeting.com/BKNG2020. The following proposals were voted on by the Company's stockholders with the following results:

1.
The stockholders of the Company elected all of the Company's nominees for election to the Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The votes were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Timothy M. Armstrong	33,906,331	305,109	—	1,836,341
Jeffery H. Boyd	33,868,009	343,431	—	1,836,341
Glenn D. Fogel	34,070,576	140,864	—	1,836,341
Mirian M. Graddick-Weir	33,774,388	437,052	—	1,836,341
Wei Hopeman	34,077,542	133,898	—	1,836,341
Robert J. Mylod, Jr.	33,264,697	946,743	—	1,836,341
Charles H. Noski	33,992,016	219,424	—	1,836,341
Nicholas J. Read	34,074,759	136,681	—	1,836,341
Thomas E. Rothman	34,064,909	146,531	—	1,836,341
Bob van Dijk	33,008,567	1,202,873	—	1,836,341
Lynn M. Vojvodich	34,058,105	153,335	—	1,836,341
Vanessa A. Wittman	34,084,243	127,197	—	1,836,341

2.	A proposal to approve on an advisory basis the compensation paid by the Company to its named executive officers was approved as follows:

Votes For:	32,440,257
Votes Against:	1,627,028
Abstentions:	144,155
Broker Non-Votes:	1,836,341

3.	A proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020 was approved as follows:

Votes For:	34,591,245
Votes Against:	1,430,140
Abstentions:	26,396
Broker Non-Votes:	—

4.	A non-binding stockholder proposal requesting the right of stockholders to act by written consent was not approved as follows:

Votes For:	16,784,056
Votes Against:	17,350,332
Abstentions:	77,052
Broker Non-Votes:	1,836,341

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date:  June 5, 2020